UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):



                                October 22, 2004



                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




           Missouri                      1-14756                43-1723446
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)




       Registrant's telephone number, including area code: (314) 621-3222






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 Results of Operations and Financial Condition.

     On October 22, 2004, Ameren Corporation (the "Registrant") issued a press release announcing its earnings for the quarterly period ended September 30, 2004. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits


          -------------------------------------------------------------------------------------------
          | 99.1             |  Press release regarding earnings for the quarterly period ended     |
          |                  |  September 30, 2004, issued on October 22, 2004 by Ameren            |
          |                  |  Corporation                                                         |
          -------------------------------------------------------------------------------------------









                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AMEREN CORPORATION
                                  (Registrant)


                                    /s/ Martin J. Lyons
                                  --------------------------------
                                  Martin J. Lyons
                                  Vice President and Controller
                                  (Principal Accounting Officer)





Date:  October 22, 2004

                                  Exhibit Index
                                  -------------

Exhibit No.                       Description
-----------                       -----------

   99.1     - Press release regarding earnings for the quarterly period ended
              September 30, 2004, issued on October 22, 2004 by Ameren Corporation.